                                                                    Exhibit 10.1

                 AMENDED AND RESTATED GUIDANCE PROMISSORY NOTE


$10,000,000.00                                    Date:   _____________, _______

  FOR VALUE RECEIVED, KEANE, INC. (the "Borrower"), a Massachusetts corporation with a principal place of business at 10 City Square, Boston, Massachusetts, hereby promises to pay to the order of FLEET NATIONAL BANK, a national banking association (the "Bank") at the office of the Bank at 100 Federal Street, Boston, Massachusetts 02110, or at such other address as the holder hereof may designate, the principal sum of TEN MILLION DOLLARS ($10,000,000.00), or the aggregate unpaid principal amount of all Advances made by the Bank to the Borrower hereunder (collectively, the "Advances" and each individually, an "Advance"), whichever is less, in lawful money of the United States in immediately available funds, and to pay interest on each Advance as set forth below and to pay all taxes levied or assessed upon said Advances against any holder of this Note and to pay all costs, including attorneys' fees, costs relating to the appraisal and/or valuation of assets and all costs incurred in the collection, defense, preservation, administration, enforcement or protection of this Note or in any guaranty or endorsement of this Note, or in any litigation arising out of the transactions of which this Note or any guaranty or endorsement of this Note is a part. All payments, including any prepayments, shall be applied first to the payment of all fees, expenses and other amounts due to the Bank (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after default, payments will be applied to the obligations of the Borrower to the Bank as the Bank determines in its sole discretion.

  This Note has been executed and delivered subject to the following terms and conditions:

  1. ADVANCES. (a) Pursuant to the terms of this Note and upon satisfaction of the conditions precedent referred to herein, the Borrower may, in its sole discretion, borrow from the Bank, Advances not to exceed the aggregate principal amount of Ten Million Dollars ($10,000,000.00) at any one time outstanding. The Borrower may request such Advances on any Business Day from the date hereof up to and including July 30, 2002 (as such date may be extended, in writing from time to time, in the Bank's sole and absolute discretion, the "Termination Date"). This Note does not constitute a commitment to make Advances to the Borrower, and the making of an Advance at any time shall not be deemed a waiver of, or consent, agreement or commitment by the Bank to the making of any future Advance to the Borrower. Advances may be Prime Rate Advances (defined below) or Fixed Rate Advances (defined below), at the Borrower's option. (b) If any Advance is made, the Bank may, at its option, record on the books and records of the Bank or endorse on Schedule 1 hereto, an appropriate notation evidencing any Advance, the interest rate applicable to such Advance, the date such Advance is due, each repayment on account of the principal thereof, and the amount of interest paid; and the Borrower authorizes the Bank to maintain such records or make such notations and agrees that the amount shown on the books and records or on said Schedule 1, as applicable, as outstanding from time to time shall constitute the amount owing to the Bank pursuant to this Note, absent manifest error. In the event the amount shown on Schedule 1 conflicts with the amount noted as due pursuant to the books and records of the Bank, the books and records of the Bank shall control the disposition of the conflict.

  2. REPAYMENT OF ADVANCES. (a) The Borrower shall repay the aggregate unpaid principal amount of all Prime Rate Advances made by the Bank at the earlier of
(i) the date such Advance is due as set forth on Schedule 1 hereto and/or on the Bank's books and records, as the case may be, or (ii) ON DEMAND, but if not sooner demanded, demand shall be deemed to be made on the Termination Date; (b) The Borrower shall repay each Fixed Rate Advance at the earlier of (i) the date such Fixed Rate Advance is due as agreed to by the Bank and the Borrower at the time of such Fixed Rate Advance and as set forth on Schedule 1 hereto and/or on the Bank's books and records, as the case may be, or (ii) ON DEMAND, but if not sooner demanded, demand shall be deemed to be made on the Termination Date.

  The Bank is hereby authorized (but not required) to charge principal and interest due on this Note and all other amounts due hereunder to any account of the Borrower when and as it becomes due. All payments shall be made by the Borrower to the Bank at 100 Federal Street, Boston, Massachusetts 02110 or such other place as the Bank may from time to time specify in writing in lawful currency of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments. As used herein, "Business Day" shall mean any day other than a Saturday, Sunday or day which shall be in the Commonwealth of Massachusetts and a legal holiday or day on which banking institutions are required or authorized to close. If this Note or any payment hereunder becomes due on a day which is not a Business Day, the due date of this

Note or payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment.

  3. INTEREST RATE; ADDITIONAL CHARGES; FEE. (a) The Bank shall notify the Borrower of the interest rate applicable to each Advance. If an Advance bears interest at a variable per annum rate equal to the Prime Rate ("Prime Rate Advance") such Advance will be payable monthly on the first day of each month, commencing on the first of such dates next succeeding such Prime Rate Advance and upon payment of such Prime Rate Advance. If an Advance bears interest at a per annum fixed rate agreed upon by the Borrower and the Bank ("Fixed Rate Advance") such Advance will be due and payable as set forth on Schedule 1 hereto and interest thereon will be payable monthly, commencing on the corresponding day of the month immediately succeeding the date of such Fixed Rate Advance, and on said due date. After the due date of any Fixed Rate Advance as defined in
Section 2(b)(i) above or upon the failure to pay any Fixed Rate Advance or any Prime Rate Advance on demand or after judgment has been rendered on this Note, the unpaid principal balance of all Advances shall, at the option of the Bank, bear interest at a rate which is four (4) percentage points per annum greater than the Prime Rate. As used herein, the term "Prime Rate" shall mean the variable per annum rate of interest so designated from time to time by the Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any borrower. Changes in the rate of interest resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind. Interest on this Note shall be computed on the basis of a 360-day year and actual days elapsed.

  (b) If the Bank shall deem applicable to this Note, (including, in each case, any borrowed and any unused portion thereof), any requirement of any law of the United States of America, any regulation, order, interpretation, ruling, official directive or guideline (whether or not having the force of law) of the Board of Governors of the Federal Reserve System, the Comptroller of the Currency, the Federal Deposit Insurance Corporation or any other board or governmental or administrative agency of the United States of America which shall impose, increase, modify or make applicable to this Note or cause this Note to be included in any reserve, special deposit, calculation used in the computation of regulatory capital standards, assessment or other requirement which imposes on the Bank any cost that is attributable to the maintenance thereof, then, and in each such event, the Borrower shall promptly pay the Bank, upon its demand, such amount as will compensate the Bank for any such cost, which determination may be based upon the Bank's reasonable allocation of the aggregate of such costs resulting from such events. In the event any such cost is a continuing cost, a fee payable to the Bank may be imposed upon the Borrower periodically for so long as any such cost is deemed applicable to the Bank, in an amount determined by the Bank to be necessary to compensate the Bank for any such cost, which determination may be based upon the Bank's reasonable allocation of the aggregate of such costs resulting from such events. The determination by the Bank of the existence and amount of any such additional costs shall, in the absence of manifest error, be conclusive.

  (c) All agreements between the Borrower and the Bank are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrower and the Bank in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrower and the Bank.

  4. LATE CHARGE. If the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, the Borrower shall pay to the Bank a late fee equal to five percent (5%) of the required payment.

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  5.  PAYMENTS; CHARGES.  The Borrower may not prepay any Fixed Rate Advance prior to the due date noted on Schedule 1 with respect to such Fixed Rate Advance. In the event that a prepayment of a Fixed Rate Advance is permitted or required hereunder, the Borrower shall pay to Bank a yield maintenance fee in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the due date of the term chosen pursuant to the Fixed Rate Advance as to which the prepayment is made, shall be subtracted from the "Cost of Funds" or "LIBOR", as applicable, component of the fixed rate in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the Fixed Rate Advance as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above-referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the Fixed Rate Advance as to which the prepayment is made. The resulting amount shall be the yield maintenance fee due to Bank upon prepayment of the Fixed Rate Advance. "Cost of Funds" as used herein shall mean the per annum rate of interest which the Bank is required to pay, or is offering to pay, for wholesale liabilities of like tenor, adjusted for reserve requirements and such other requirements as may be imposed by federal, state, or local government and regulatory agencies, as determined by the Bank. "LIBOR" as used herein shall mean, as applicable to any LIBOR loan ("LIBOR Loan") the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such LIBOR Loan which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two (2) Business Days preceding the first day of such LIBOR Loan; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR rate shall be the rate (rounded upwards as described above, if necessary), for deposits in dollars for a period substantially equal to the interest period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London time), on the day that is two (2) Business Days prior to the beginning of such interest period. If both the Telerate and Reuters systems are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Loan which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two Business Days preceding the first day of such LIBOR Loan as selected by the Bank. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two Business Days preceding the first day of such LIBOR Loan. In the event that the Bank is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of the Bank, then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

  The Borrower may repay any Prime Rate Advance at any time in whole or in part without penalty or premium. If, at any time, the aggregate principal amount of all Advances outstanding under this Note shall exceed the maximum amount permitted by this Note, the Borrower shall immediately repay so much of the outstanding principal balance, together with accrued interest on the portion of principal so repaid, as shall be necessary in order that the unpaid principal balance, after giving effect to such prepayments, shall not be in excess of the maximum amount permitted by this Note. All such payments shall be applied first to the payment of all interest accrued to the date of payment and the remainder to the principal balances as instructed by the Borrower.

  6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Bank (which representations and warranties will survive the delivery of this Note and the making of the Advances and shall be deemed to be continuing until this Note is fully paid) that:

  (a) Corporate Existence and Power.  The Borrower is, and will continue to be,
      -----------------------------
a corporation duly organized, validly existing and in good standing under the laws of its state of organization and is duly qualified and in good standing to do business in all other jurisdictions in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, and it has the corporate power to execute and deliver this Note and to borrow hereunder. The Borrower has all requisite permits, authorizations and licenses, without unusual restrictions or limitations, to own, operate and lease its properties and to conduct the business in which it is presently engaged, all of which are in full force and effect.

  (b) Corporate Authority.  The making and performance by the Borrower of this
      -------------------
Note has been duly authorized by all necessary corporate action. The execution and delivery of this Note, the consummation of the transactions herein contemplated, the fulfillment of or compliance with the terms and provisions hereof and of each and every other instrument, agreement or document required to be executed and delivered to the Bank by the Borrower in connection with the extension of credit evidenced hereby, are within its powers and will not violate any provision of law or of its charter or By-Laws or result in the breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrower pursuant to any indenture or bank loan or credit agreement, other than pursuant to this Note, or other agreement or instrument to which the Borrower is a party. No approval, authorization, consent or other order of or registration or filing with any governmental body is required in connection with the making and performance of this Note.

  (c) Information Complete.  Subject to any limitations stated therein or in
      --------------------
connection therewith, all information furnished or to be furnished by the Borrower pursuant to the terms hereof, is, or will be at the time the same is furnished, accurate and complete in all material respects necessary in order to make the information furnished, in the light of the circumstances under which such information is furnished, not misleading.

  (d) Statutory Compliance.  The Borrower is in compliance with all federal,
      --------------------
state, county and municipal laws, ordinances, rules or regulations applicable to it, its property or the conduct of its business, including, without limitation, those pertaining to or concerning the public health, safety and the environment.

  (e) Litigation.  No proceedings by or before any private, public or
      ----------
governmental body, agency or authority and no litigation is pending, or so far as is known to the Borrower or any of its officers, threatened against it, except such proceedings or litigation which, if adversely determined, would not have a material adverse effect on the assets, liabilities, business or financial condition of the Borrower.

  (f) Validity.  This Note, upon the execution and delivery hereof, will be the
      --------
legal, valid, binding and enforceable obligation of the Borrower or the person executing the same, as the case may be, in accordance with its terms.

  (g) Taxes.  The Borrower has filed all tax returns and reports required to be
      -----
filed by it with all federal, state or municipal authorities and has paid in full or made adequate provision of the payment of all taxes, interest, penalties, assessments or deficiencies shown to be due or claimed to be due on or in respect of such tax returns and reports.

  7. CONDITIONS PRECEDENT. (a) The initial Advance hereunder may be made in the sole discretion of the Bank, but in any event shall be subject to the following conditions precedent:

  (i) Approval of Bank Counsel.  All legal matters incident to the transactions
      ------------------------
hereby contemplated shall be satisfactory to counsel for the Bank; and

  (ii) Proof of Corporate Action.  The Bank shall have received certified copies
       -------------------------
of all corporate action taken by the Borrower to authorize the execution and delivery of this Agreement and the Note and the borrowings hereunder and such other papers as the Bank or its counsel shall reasonably request; and

  (b) Any subsequent Advance hereunder may be made by the Bank in the sole discretion of the Bank, but in any event shall be subject to the following conditions precedent that:

  (i) No Material Adverse Change.  There has been no material adverse change (as
      --------------------------
determined solely by the Bank) in the assets, liabilities, financial condition or business of the Borrower since the date of any financial statements delivered to the Bank before or after the date of this Agreement; and

  (ii) Representations and Warranties.  That the representations and warranties
       ------------------------------
continued herein are true and correct, and that an officer of the Borrower shall have so certified to the Bank. Any request for a borrowing shall be deemed a certification by the Borrower as to the truth and accuracy of the representations and warranties contained herein.

  8. AFFIRMATIVE COVENANTS. The Borrower covenants and agrees that from the date hereof until payment full of this Note, unless the Bank otherwise consents in writing, the Borrower shall:

  (a) Financial Statements.  The Borrower shall deliver to the Bank (i) within
      --------------------
sixty (60) days after close of each quarter of each fiscal year of the Borrower, a balance sheet of the Borrower as of the close of each quarter and statements of income and retained earnings for that portion of the fiscal year-to-date then ended, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding period or containing disclosure of the effect on financial position or results of operations of any change in the application of generally accepted accounting principles during the period, and certified by the president or the chief financial officer of the Borrower as accurate, true and complete; (ii) within one hundred twenty (120) days after the close of each fiscal year of the Borrower, financial statements, including a balance sheet as of the close of such fiscal year and statements of income and retained earnings and cash flows for the year then ended, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year or containing disclosure of the effect on financial position or results of operations of any change in the application of accounting principles during the year and accompanied by a report thereon, containing an opinion, unqualified as to scope, of a firm of independent certified public accountants selected by the Borrower and acceptable to the Bank; (iii) promptly upon the Bank's written request, such other information about the financial condition, business and operations of the Borrower as the Bank may, from time to time, reasonably request.

  (b) Compliance with Laws; Tax and Other Liens.  Comply with all federal,
      -----------------------------------------
state, county and municipal laws, rules, ordinances and regulations applicable to it, its business or its property, including without limitation, those pertaining to or concerning public health, safety and the environment. Pay all taxes, assessments, governmental charges or levies, or claims for labor, supplies, rent and other obligations made against it or its property which, if unpaid, might become a lien or charge against the Borrower or its property, except liabilities being contested in good faith with the prior written consent of the Bank.

  (c) Litigation.  Promptly advise the Bank of the commencement of or threat of
      ----------
litigation, including arbitration proceedings and any proceedings before any governmental agency, which might have a material adverse effect upon the condition (financial, operating or otherwise) of the Borrower.

  (d) Maintenance of Existence.  Continue to conduct its business as presently
      ------------------------
conducted, maintain its existence and comply with all valid and applicable statutes, rules and regulations, and maintain its properties in good repair, working order and operating condition. The Borrower shall immediately notify the Bank of any event causing material loss or unusual depreciation in the value of its business assets and the amount of same.

  (e) Use of Proceeds.  The Borrower shall use the proceeds of each Advance for
      ---------------
general commercial purposes, provided that no part of such proceeds will be used, in whole or in part, for the purpose of (i) acquiring all or substantially all of the assets or stock of any person, firm or corporation or (ii) purchasing or carrying any "margin stock" as such term is noted in Regulation U of the Board of Governors of the Federal Reserve System.

  9. DEMAND. All Prime Rate Advances and Fixed Rate Advances are payable ON DEMAND (whether or not scheduled payments have been made), together with accrued interest thereon, at the option of the Bank.

  10. LIEN AND SET-OFF. The Borrower hereby grants to the Bank a continuing lien, security interest, and right of set off as security for all of the Borrower's liabilities and obligations to the Bank, whether now existing or hereafter arising, upon and against all the deposits, credits, collateral and property of the Borrower now or hereafter in the possession, custody, or control of the Bank or any entity under the control of FleetBoston Financial Corporation or in transit to any of them. At any time, without demand or notice (any such notice being expressly waived by the Borrower), the Bank may set off the same or any part thereof and apply the same to any liability or obligation of the Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan evidenced hereby. TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES PRIOR TO EXERCISING ITS RIGHT OF SET OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVED.

  11. JURY TRIAL WAIVER; DAMAGES. THE BORROWER AND THE BANK (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH ("LOAN DOCUMENTS") OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE BANK RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL
CANNOT BE OR HAS NOT BEEN WAIVED.   EXCEPT AS PROHIBITED BY LAW, THE BORROWER
HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND MAKE ADVANCES HEREUNDER.

  12. PLEDGE TO THE FEDERAL RESERVE BANK. The Bank may at any time pledge or assign all or any portion of its rights under the Loan Documents including any portion of this Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

  13.  SALE OF PARTICIPATION.   The Bank shall have the unrestricted right at
any time and from time to time, and without the consent of or notice to the Borrower, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in the Bank's obligation to lend hereunder and/or any or all of the loans held by the Bank hereunder. In the event of any such grant by the Bank of a participating interest to a Participant whether or not upon notice to the Borrower, the Bank shall remain responsible for the performance of its obligations hereunder and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder. The Bank may furnish any information concerning the Borrower in its possession from time to time to prospective assignees and Participants, provided that the Bank shall require any such prospective assignee or Participant to agree in writing to maintain the confidentiality of such information.

  14. LOST DOCUMENT. Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of the Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other security document, the Borrower will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

  15. ASSIGNMENT. The Bank shall have the unrestricted right at any time or from time to time, and without Borrower's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "assignee"), and the Borrower agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Note and to any other documents, instruments and agreements executed in connection herewith as the Bank shall deem necessary to effect the foregoing. In addition, at the request of the Bank and any such assignee, the Borrower shall issue one or more new promissory notes, as applicable, to any such assignee and, if the Bank has retained any of its rights and obligations hereunder following such assignment, to the Bank, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by the Bank prior to such assignment and shall reflect the amount of the respective commitments and loans held by such assignee and the Bank after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by assignee of the purchase price agreed to by the Bank, and such assignee, such assignee shall be a party to this Note and shall have all of the rights and obligations of the Bank hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent. The Bank may furnish any information concerning the Borrower in its possession from time to time to prospective assignees, provided that the Bank shall require any such prospective assignees to agree in writing to maintain the confidentiality of such information.

  16. The Borrower shall pay on demand all expenses of the Bank in connection with the preparation, administration, demand, collection, waiver or amendment of loan terms, or in connection with the Bank's exercise, preservation or enforcement of any of its rights, remedies or options hereunder, including, without limitation, fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the loan or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an obligation secured by any collateral.

  17.  WAIVERS, BINDING EFFECT, MISCELLANEOUS.

  (a) Borrower waives presentment, demand, notice, protest, notice of acceptance of this Note, notice of Advances made, credit extended, notice of nonpayment or other action taken in reliance hereon. With respect to its liabilities, Borrower assents to any extension or postponement of the time of payment or any other indulgence, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Bank may deem advisable.

  (b) The Bank shall not be deemed to have waived any of its rights unless such waiver be in writing and signed by the Bank. The Loan Documents are the final, complete and exclusive statement of the terms governing this loan transaction. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by the Loan Documents; and no party is relying on any promise, agreement or understanding not set forth in the Loan Documents. No modification or amendment hereof shall be effective unless the same shall be in writing and signed by the Bank and the Borrower. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Bank hereunder, under any document, instrument or agreement evidencing, governing or securing this Note or under all applicable laws shall be cumulative and may be exercised singularly or concurrently.

  (c) The provisions of this Note shall bind the successors and assigns of the Borrower and shall inure to the benefit of the Bank, its successors and assigns.

  (d) This Note shall be governed and construed under the laws of the Commonwealth of Massachusetts (excluding laws applicable to conflicts or choice of law).

  (e) If any provision of this Note shall to any extent be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Note shall not be affected.

  17. ACKNOWLEDGMENT OF BORROWER. Borrower acknowledges receipt of a copy of this Note, attests that each Advance is to be used for general business purposes and that no part of such proceeds will be used, in whole or in part, for the purpose of purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

  18. AMENDMENT. This Note amends and restates in its entirety that certain Amended and Restated Guidance Promissory Note, dated June 1, 2000, from the Borrower in favor of the Bank in the original maximum principal amount of Ten Million Dollars ($10,000,000.00).

  IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed as a sealed instrument.

WITNESS:                                  KEANE, INC.

------------------------------------      ----------------------------------
                                          By: /s/ Francis M. Cleary
                                          Its: Treasurer

                                          FLEET NATIONAL BANK


                                          By:
                                            --------------------------------
                                          Its:

                                   SCHEDULE 1

----------------------------------------------------------------------------------------------------------------------------------
Date          Amount of Advance     Interest Rate       Date Advance is Due (Fixed    Amount of    Principal Balance    Amount of
                Made This Date     (indicate Rate,     Rate, give date due) (Prime     Principal      Remaining          Interest
                                     if Fixed or           Rate, due on demand)         Prepaid        Unpaid              Paid
                                    Prime Rate, if                                     This Date
                                      Variable)
----------------------------------------------------------------------------------------------------------------------------------






























================================================================================================================================

Advances and payments of principal and interest pursuant to an Amended and Restated Guidance Promissory Note dated__________________________________ between Keane, Inc. and Fleet National Bank.